Exhibit 99.1

QUIPT HOME MEDICAL COMPLETES THE PREVIOUSLY ANNOUNCED ARRANGEMENT WITH AFFILIATES OF KINGSWOOD AND FORAGER

Cincinnati, Ohio – March 16, 2026 – Quipt Home Medical Corp. (the “Company” or “Quipt”) (NASDAQ: QIPT; TSX: QIPT), a U.S. based home medical equipment provider, focused on end-to-end respiratory care, is pleased to announce the successful completion of the previously-announced plan of arrangement under the provisions of the Business Corporations Act (British Columbia) (the “Arrangement”) in accordance with an arrangement agreement (the “Arrangement Agreement”) dated December 14, 2025 among the Company, 1567208 B.C. Ltd. (the “Purchaser”) and REM Aggregator, LLC.

Pursuant to the Arrangement, and in accordance with the terms of the Arrangement Agreement, the Purchaser, which included funding from, amongst others, affiliates of each of Kingswood Capital Management, L.P. (“Kingswood”) and Forager Capital Management, LLC (“Forager”), acquired all of the issued and outstanding common shares of the Company (each, a “Share”) for cash consideration of US$3.65 per Share (the “Consideration”).

Greg Crawford, Chief Executive Officer of the Company, said, “We are pleased to announce the successful conclusion of this transformative transaction, which initiates an exciting new phase for Quipt as a privately held entity. On behalf of our board of directors and management team, I extend our sincere gratitude to our shareholders for their trust, support, and strong endorsement throughout this process. We believe this transaction strategically positions the Company for sustained long-term success. We wish to express our appreciation to all advisors, with particular acknowledgment to our legal advisors at DLA Piper for their exceptional guidance during this transaction.”

Kingswood Partner Michael Niegsch and Forager Partner Johnny Wilhelm jointly commented, “Today marks an exciting milestone for Quipt. We are grateful to Greg Crawford, Hardik Mehta, and the entire Quipt team for the strong foundation they have built, and we are thrilled to officially begin our partnership together. Quipt’s culture, patient-first approach, and commitment to clinical excellence have positioned the Company as a leader in home-based respiratory care. As we move forward, our focus will be on supporting the team, investing in the platform, and building upon the Company’s momentum to drive long-term growth.”

Upon completion of the Arrangement; (a) each outstanding option to acquire Shares (each, a “Quipt Option”) outstanding immediately prior to completion of the Arrangement (whether vested or unvested) was deemed to be unconditionally vested and exercisable and such Quipt Option was, without any further action by, or on behalf of, the holder of such Quipt Option, deemed to be surrendered and transferred by such holder to the Company, in exchange for solely a cash payment (net of applicable withholdings) from the Company, in an amount equal to the product of (i) the number of Shares underlying such Quipt Option, multiplied by (ii) the amount by which the Consideration exceeded the exercise price of such Quipt Option, and each such Quipt Option was immediately cancelled (however, if the exercise price of a Quipt Option was equal to or greater than the Consideration, such Quipt Option was cancelled without provision of any consideration, and neither the Company nor the Purchaser was obligated to pay to the holder of such Quipt Option any amount in respect of such Quipt Option); and (b) each restricted share unit of the Company (each, a “Quipt RSU”) outstanding immediately prior to completion of the Arrangement (whether vested or unvested) was, without any further action by or on behalf of the holder of such Quipt RSU, deemed to be transferred by such holder to the Company in exchange solely for a cash payment in an amount equal to the Consideration (net of applicable withholdings) and all Quipt RSUs were immediately cancelled.

With the completion of the Arrangement, the Shares ceased trading on, and will be delisted from, the Nasdaq Capital Markets (“NASDAQ”) and will cease trading on, and be delisted from, the Toronto Stock Exchange (the “TSX”) at close of business on March 17, 2026. The Company intends to apply to cease to be a reporting issuer in Canada and to terminate its public reporting obligations in Canada and the U.S. Further details regarding the Arrangement are set out in the Company’s management information circular and proxy statement dated January 23, 2026, which is available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

ADVISORS

DLA Piper acted as legal counsel to the Company in Canada and the U.S., McDermott Will & Schulte LLP, in the U.S., and Fasken Martineau DuMoulin LLP, in Canada, acted as legal counsel to Kingswood, Forager, and the Purchaser.

Truist Securities, Inc. acted as financial advisor, and Evans & Evans, Inc. acted as independent financial advisor, to the Company and the Strategic Transactions Committee of the board of directors of the Company. UBS Investment Bank acted as exclusive financial advisor to Kingswood.

The Company retained Carson Proxy Advisors as its strategic shareholder advisor and proxy solicitation agent in connection with the Arrangement.

ABOUT QUIPT HOME MEDICAL CORP.

The Company provides in-home monitoring and disease management services including end-to-end respiratory solutions for patients in the United States healthcare market. It seeks to continue to expand its offerings to include the management of several chronic disease states focusing on patients with heart or pulmonary disease, sleep disorders, reduced mobility, and other chronic health conditions. The primary business objective of the Company is to offer a broader range of services to patients in need of in-home monitoring and chronic disease management.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). The words “may”, “would”, “could”, “should”, “potential”, “will”, “seek”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect”, “outlook”, or the negatives thereof or variations of such words, and similar expressions as they relate to the Company are intended to identify forward-looking statements, including statements that are not historical fact. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company’s current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the delisting of the Shares from the TSX and NASDAQ; the Company ceasing to be a reporting issuer under Canadian securities laws and the timing thereof; and the ability to achieve the expected benefits of the Arrangement. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. Examples of such risk factors include, without limitation: risks related to credit, market (including equity, commodity, foreign exchange and interest rate), liquidity, operational (including technology and infrastructure), reputational, insurance, strategic, regulatory, legal, environmental, and capital adequacy; the general business and economic conditions in the regions in which the Company operates; the ability of the Company to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company’s information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations to the Company or its affiliates; the impact of new and changes to, or application of, current laws and regulations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; a novel business model; dependence on key suppliers; granting of permits and licenses in a highly regulated business; legal proceedings and litigation, including as it relates to the civil investigative demand received from the Department of Justice; increased competition; changes in foreign currency rates; the imposition of trade restrictions such as tariffs and retaliatory counter measures; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; the occurrence of natural and unnatural catastrophic events or health epidemics or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the SEC and available at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.ca. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

For further information please contact:

Cole Stevens

VP of Corporate Development

Quipt Home Medical Corp.

859-300-6455

cole.stevens@myquipt.com

Gregory Crawford

Chief Executive Officer

Quipt Home Medical Corp.

859-300-6455

investorinfo@myquipt.com